UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

SUPER MICRO COMPUTER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPER MICRO COMPUTER, INC.

980 Rock Avenue

San Jose, California 95131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 8, 2011

To the Stockholders of Super Micro Computer, Inc.:

Notice is hereby given that the annual meeting of stockholders of Super Micro Computer, Inc. (the “Company”) will be held on Tuesday, February 8, 2011, at 11:00 a.m., local time, at our principal offices located at 980 Rock Avenue, San Jose, CA 95131, for the following purposes:

1. To elect two Class I directors to hold office until the annual meeting of stockholders in 2013 and until their successors are duly elected and qualified.

2. To hold an advisory vote on our executive compensation.

3. To hold an advisory vote on the frequency for holding future advisory votes on our executive compensation.

4. To amend the Super Micro Computer, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) to increase the number of shares reserved for issuance thereunder by 2,000,000 shares.

5. To approve certain provisions of the 2006 Plan.

6. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011 ending June 30, 2011.

7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The accompanying Proxy Statement more fully describes the business to be transacted at the meeting. Our board of directors recommends that you vote (1) “FOR” the election of each of our nominees for director as proposed in this Proxy Statement, (2) “FOR” the advisory proposal on executive compensation, (3) “FOR” holding future advisory votes on executive compensation once every three years, (4) “FOR” the increase to the share reserve under the 2006 Plan, (5) “FOR” the approval of certain provisions of the 2006 Plan and (6) “FOR” the ratification of Deloitte & Touche as our independent registered public accounting firm for 2010. We have not received notice of other matters that may be properly presented at the meeting.

If you were a stockholder as of the close of business on December 29, 2010, you are entitled to vote at the meeting and any adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 980 Rock Avenue, San Jose, CA 95131.

A full set of the Company’s 2010 Proxy Materials and Annual Report to Stockholders are enclosed.

By Order of the Board of Directors
/s/ Yih-Shyan (Wally) Liaw
Yih-Shyan (Wally) Liaw
Secretary

San Jose, California

January 18, 2011

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 8, 2011

The Proxy Statement and Annual Report to Stockholders are available at

http://ir.supermicro.com/financials.cfm.

Information on our website, other than this Proxy Statement, is not a part of this Proxy Statement.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting. Most stockholders have three options for submitting their votes prior to the meeting: (1) via the Internet; (2) by phone; or (3) by mail. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient and saves us postage and processing costs. Your completed proxy, or your telephone or Internet vote, will not prevent you from attending the meeting and voting in person should you so choose.

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SUPER MICRO COMPUTER, INC.

980 Rock Avenue

San Jose, California 95131

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 8, 2011

GENERAL INFORMATION

The enclosed proxy is being solicited by our board of directors for use in connection with the annual meeting of stockholders to be held on Tuesday, February 8, 2011 at our principal offices located at 980 Rock Avenue, San Jose, CA 95131, commencing at 11:00 a.m. local time, and at any adjournments thereof. Voting materials, which include this Proxy Statement, a proxy card and the Company’s Annual Report to Stockholders for the year ended June 30, 2010, are being mailed to stockholders on or about January 18, 2011.

In this Proxy Statement:

•	“We,” “us,” “our”, “Company” and “Supermicro” refer to Super Micro Computer, Inc. with its principle executive offices located at 980 Rock Avenue, San Jose, CA 95131

•	“Annual Meeting” or “Meeting” means our 2010 Annual Meeting of Stockholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission

We have summarized below important information with respect to the Annual Meeting.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on December 29, 2010 will be entitled to vote at the annual meeting. At the close of business on the record date, we had 38,220,998 shares of our common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each share of common stock is entitled to one vote on each matter presented.

How do I vote my shares?

If you are a stockholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

•	Over the telephone by calling a toll-free number;

•	Electronically, using the Internet; or

•	By completing, signing and mailing the enclosed proxy card.

The telephone and Internet voting procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or Internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or Internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the annual meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Telephone and Internet voting also is encouraged for stockholders who hold their shares in street name.

Can I vote my shares in person at the meeting?

If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Mellon Shareowner Services, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described above.

Quorum

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum for the transaction of business at the meeting. Shares that are voted “FOR,” or “AGAINST” a proposal or marked “ABSTAIN” are treated as being present at the annual meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the annual meeting with respect to such proposal. “Broker non-votes” are also included for purposes of determining whether a quorum of shares is present at a meeting. A “broker non-vote” occurs when a nominee holding shares for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

What vote is required for the election of directors or for a proposal to be approved?

The plurality of the votes cast by the holders of shares of common stock present or represented by proxy and voting at the Annual Meeting will determine the election of the directors. Therefore, the two nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will be counted as present in determining if a quorum is present but will not affect the election of directors. There is no cumulative voting.

The affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required to approve the advisory vote on executive compensation, the amendment to the 2006 Equity Incentive Plan, the approval of certain provisions of the 2006 Equity Incentive Plan and the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. For the advisory vote on the frequency of future advisory voting on executive compensation, we will consider the choice that receives the plurality of the votes cast to be the preference of our stockholders.

A stockholder who does not vote in person or by proxy on a proposal (including a broker non-vote) is not deemed to be present in person or by proxy for the purpose of determining whether a proposal has been approved.

How are votes counted?

All valid proxies received before the Annual Meeting, including proxies granted over the Internet or by telephone submitted prior to midnight the night before the Annual Meeting, will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted FOR each nominee and FOR each proposal.

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the board of directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory vote on executive compensation, on the amendment to the 2006 Equity Incentive Plan, on the certain provisions of the 2006 Equity Incentive Plan and on the proposal to appoint our auditor. With respect to the frequency of holding our future advisory voting on executive compensation you may vote “FOR” every year, “FOR” every two years, “FOR” every three years, or “ABSTAIN.”

If you submit your proxy but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal.

If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will only be considered entitled to vote on the proposal to ratify the selection of our independent public accounting firm.

Your broker or other nominee has discretionary authority to vote your shares on the ratification of our independent registered public accounting firm, even if your broker or other nominee does not receive voting instructions from you.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by signing a later-dated proxy card and submitting it so that it is received prior to the meeting in accordance with the instructions included in the proxy card, or by attending the meeting and voting your shares in person. Attending the meeting without voting in person will not revoke your proxy unless you specifically request it.

Who will count the vote?

Representatives of BNY Mellon Shareowner Services, our transfer agent, will tabulate votes and act as independent inspectors of election.

How does the board recommend that I vote?

The board of directors recommends a FOR vote on the following proposals:

•	Election of two Class I directors;

•	Approval, on an advisory basis, of our executive compensation;

•	Approval, on an advisory basis, of future triennial advisory voting on our executive compensation;

•	Approval of an amendment to the Super Micro Computer, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) to increase the number of shares reserved for issuance thereunder by 2,000,000 shares;

•	Approval of certain provisions of the 2006 Plan; and

•	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2011 ending June 30, 2011.

Adjournment of Meeting

If a quorum is not present to transact business at the meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Expenses of Soliciting Proxies

We will bear the cost of soliciting proxies relating to our Annual Meeting. In addition to solicitation by the use of mail, certain of our directors, officers and regular employees may solicit proxies by telephone or personal interview, and we may request brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our stock and will reimburse them for their reasonable out-of-pocket expenses in forwarding these materials.

What are the deadlines for submitting stockholder proposals?

In order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2011 annual meeting, the written proposal must be received at our principal executive offices at 980 Rock Avenue, San Jose, California 95131, Attention: Corporate Secretary, on or before September 20, 2011. The proposal must comply with the SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Our bylaws provide that a stockholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the Corporate Secretary of Supermicro at our principal executive offices in San Jose, California, at least 120 days in advance of the date the proxy statement for the prior year’s meeting was released to stockholders. For the 2011 annual meeting, written notice of director nominations and stockholder proposals must be received on or before September 20, 2011. The nomination or proposal must contain the specific information required by our bylaws. You may request a copy of our bylaws by contacting our Corporate Secretary, Super Micro Computer, Inc., telephone (408) 503-8000. Stockholder proposals that are received by us after September 20, 2011 will not be eligible to be presented at the 2011 annual meeting.

Internet Availability of Proxy Materials

Our proxy statement is also available on our website at http://ir.supermicro.com/financials.cfm.

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

The authorized number of directors of the Company is seven. There are currently seven directors. Our amended and restated certificate of incorporation provides for a classified board of directors divided into three classes. The members of each class are elected to serve a three-year term with the term of office for each class ending in consecutive years.

At this year’s annual meeting, the term of our two Class I directors will expire. Charles Liang and Sherman Tuan are the current Class I directors, and they have each been nominated for re-election to the board of directors to serve until the 2013 annual meeting or until their successors are elected and qualified. Each of the nominees has agreed to serve as a director if elected. Proxies may not be voted for more than two directors. Assuming a quorum is present, the two director nominees who receive the highest number of the votes cast by the stockholders entitled to vote at the election will be elected. In the event that a nominee is unable or unwilling to serve, the enclosed proxy will be voted to elect the replacement nominee designated by the board of directors, unless the board instead decides to reduce the number of directors.

The current composition of the board is:

Class I Directors (terms expiring at this annual meeting)	Charles Liang Sherman Tuan

Class II Directors (terms expiring at the 2011 annual meeting)	Yih-Shyan (Wally) Liaw Edward J. Hayes, Jr Gregory K. Hinckley

Class III Directors (terms expiring at the 2012 annual meeting)	Chiu-Chu (Sara) Liu Liang Hwei-Ming (Fred) Tsai

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE TWO NOMINEES TO SERVE AS CLASS I DIRECTORS. PROXIES WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES UNLESS OTHERWISE SPECIFIED.

The nominees for election as directors and the directors whose terms of office will continue after the meeting have provided the following information about themselves. Dates listed for the nominees and continuing directors include service as directors of predecessor companies to Supermicro.

Class I Directors—Nominees for Terms Expiring at the 2013 Annual Meeting

Charles Liang, age 53, founded Super Micro and has served as our President, Chief Executive Officer and Chairman of the Board since our inception in September 1993. Mr. Liang has been developing server system architectures and technologies for the past two decades. From July 1991 to August 1993, Mr. Liang was President and Chief Design Engineer of Micro Center Computer Inc., a high-end motherboard design and manufacturing company. From January 1988 to April 1991, Mr. Liang was Senior Design Engineer and Project Leader for Chips & Technologies, Inc., a chipset technology company, and Suntek Information International Group, a system and software development company. Mr. Liang has been granted many server technology patents. Mr. Liang holds an M.S. in Electrical Engineering from the University of Texas at Arlington and a B.S. in Electrical Engineering from National Taiwan University of Science & Technology in Taiwan. Our Nominating and Corporate Governance Committee (“Governance Committee”) concluded that Mr. Liang should serve on the Board based on his skills, experience and qualifications in managing technology businesses, his technical expertise, and his long familiarity with the Company’s business.

Sherman Tuan, age 57, has been a member of our board of directors since February 2007. Mr. Tuan is founder of PurpleComm, Inc. (doing business as 9x9Network), a provider of new media for internet TV services, where he has served as Chief Executive Officer since January 2005 and Chairman of the Board since June 2003. He has served as Chief Executive Officer of Purple Communications Limited, an investment holding company since April 2002. From September 1999 to May 2002, he was director of Metromedia Fiber Network, Inc., a fiber optical networking infrastructure provider. Mr. Tuan was co-founder of AboveNet Communications, Inc., an internet connectivity solutions provider, where he served as President from March 1996 to January 1998, Chief Executive Officer from March 1996 to May 2002 and director from March 1996 to September 1999. Mr. Tuan received a B.S. degree in Electrical Engineering from Feng-Chia University in Taiwan. Our Governance Committee concluded that Mr. Tuan should serve on the Board based on his skills, experience and qualifications in managing technology businesses, his technical expertise, and his familiarity with the Company’s business.

Class II Directors—Terms Expiring at the 2011 Annual Meeting

Yih-Shyan (Wally) Liaw, age 56, co-founded Super Micro and has served as Vice President of International Sales, Corporate Secretary and a member of our board of directors since our inception in September 1993. From 1988 to 1991, Mr. Liaw was Vice President of Engineering at Great Tek, a computer company. Mr. Liaw holds an M.S. in Computer Engineering from the University of Arizona, an M.S. in Electrical Engineering from Tatung Institute of Technology in Taiwan, and a B.S. degree from Taiwan Provincial College of Marine and Oceanic Technology. Our Governance Committee concluded that Mr. Liaw should serve on the Board based on his skills, experience and qualifications in managing technology businesses, his technical expertise, and his long familiarity with the Company’s business.

Edward J. Hayes, Jr., age 55, has been a member of our board of directors since February 2007. Mr. Hayes has served as Chief Financial Officer of Pillar Data Systems, Inc., a privately-held data storage company, since August 2006. From July 2004 to August 2006, he served as Executive Vice President and Chief Financial Officer of Quantum Corporation, a data storage company publicly traded on NYSE. From March 2003 to July 2004, Mr. Hayes was an independent consultant and private investor. From April 2001 to March 2003, he was President and Chief Executive Officer of DirecTV Broadband, Inc., an internet service provider. From January 2000 to April 2001, he served as Executive Vice President and Chief Financial Officer of Telocity, Inc., an internet service provider which the management team took public in March 2000. Mr. Hayes is a director and member of the Audit Committee of publicly-traded Alaska Communications Systems Group, Inc., a telecommunications provider. Mr. Hayes holds a B.A. degree from Colgate University and conducted his graduate studies in Accounting and Finance at the New York University Graduate School of Business. Our Governance Committee concluded that Mr. Hayes should serve on the Board based on his skills, experience and qualifications in managing technology businesses, his experience and qualifications in finance, his general expertise in business and accounting, his financial literacy, and his familiarity with the Company’s business.

Gregory K. Hinckley, age 64, has been a member of our board of directors since January 2009. Mr. Hinckley is currently the President and interim Chief Financial Officer of Mentor Graphics Corporation, a publicly traded provider of electronic design automation solutions. He began at Mentor Graphics in January 1997 as Executive Vice President, Chief Operating Officer and Chief Financial Officer. In November 2000, he became President and Chief Financial Officer. In July 2007, his position became President and Chief Operating Officer. Prior to Mentor Graphics, he served as Chief Financial Officer for two other publicly traded companies—VLSI Technology, Inc. and Bio-Rad Laboratories, Inc. Mr. Hinckley is a director of ArcSoft, Inc. (a privately-held provider of OEM multimedia software and firmware), a director and member of the audit and compensation committees of Intermec, Inc. (a publicly traded provider of automated identification and data collection (AIDC) solutions), and is an advisory director of Portland State University Engineering School. Mr. Hinckley holds a Bachelor of Arts degree in physics from Claremont McKenna College, a Master of Science degree in applied physics from the University of California, an MBA degree from Harvard Business School, and was a Fullbright Scholar in applied mathematics at Nottingham University in England. He is also a Certified Public Accountant. Our Governance Committee concluded that Mr. Hinckley should serve on the Board based on his skills, experience and qualifications in managing technology businesses, his technical expertise, his experience and qualifications in finance and operations, and his financial literacy.

Class III Directors—Terms Expiring at the 2012 Annual Meeting

Chiu-Chu (Sara) Liu Liang, age 49, co-founded Super Micro and has served as Vice President of Operations, Treasurer and a member of our board of directors since our inception in September 1993. From 1985 to 1993, Ms. Liang held finance and operational positions for several companies, including Micro Center Computer Inc. Ms. Liang holds a B.S. in Accounting from Providence University in Taiwan. Ms. Liang is married to Mr. Charles Liang, our Chairman, President and Chief Executive Officer. Our Governance Committee concluded that Ms. Liang should serve on the Board based on her skills, experience, her general expertise in business and accounting and her long familiarity with the Company’s business.

Hwei-Ming (Fred) Tsai, age 55, has been a member of our board of directors since August 2006. Mr. Tsai is an independent business consultant since January 2010. Mr. Tsai served as Executive Vice President and Chief Financial Officer of SinoPac Bancorp, a financial holding company based in Los Angeles, California from February 2001 and August 2005, respectively, to December 2009. He also served as Senior Executive Vice President of Far East National Bank, a commercial bank that is held by SinoPac Bancorp from December 2002 to December 2009. Mr. Tsai received a Master in Professional Accounting from the University of Texas at Austin and a B.A. in Accounting from National Taiwan University in Taiwan. Our Governance Committee concluded that Mr. Tsai should serve on the Board based on his skills, experience and qualifications in capital finance, his financial literacy and his familiarity with the Company’s business.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

We have adopted “Corporate Governance Guidelines” to help ensure that the board of directors is independent from management, appropriately performs its function as the overseer of management, and that the interests of the board of directors and management align with the interests of the stockholders. The “Corporate Governance Guidelines” are available at www.Supermicro.com by first clicking on “About Us” and then “Investor Relations” and then “Corporate Governance,” and are also available in print to any stockholder who requests a copy.

Code of Ethics

We have adopted a “Code of Business Conduct and Ethics” that is applicable to all directors and employees, and that embodies our principles and practices relating to the ethical conduct of our business and our long-standing commitment to honesty, fair dealing and full compliance with all laws affecting our business. The “Code of Business Conduct and Ethics” is available at www.Supermicro.com by first clicking on “About Us” and then “Investor Relations” and then “Corporate Governance,” and is also available in print without charge to any stockholder who requests it. Any substantive amendment or waiver of the Code relating to executive officers or directors will be made only after approval by a committee comprised of a majority of our independent directors and will be promptly disclosed on our website within four business days.

Director Independence

The board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the applicable Nasdaq listing standards. Our director independence standards are set forth in our “Corporate Governance Guidelines” available at the website noted above.

Based on these standards, our board of directors has determined that four of its current seven members are each independent directors under the applicable listing standards of the NASDAQ Global Select Market, namely Sherman Tuan, Edward J. Hayes, Jr., Gregory K. Hinckley and Hwei-Ming (Fred) Tsai.

Executive Sessions

Non-management directors meet in executive session without management present each time the board holds its regularly scheduled meetings.

Director Qualifications and Nomination Process

Criteria

The Nominating and Corporate Governance Committee (“Governance Committee”) is responsible for reviewing, on an annual basis, the appropriate skills and characteristics required of board members, individually as well as for the board as a whole. Except as may be required by rules and regulations promulgated by Nasdaq or the SEC and as set forth herein, it is the current belief of the Governance Committee that there are no specific minimum qualifications that must be met by each candidate for the board, nor are there specific qualities or skills that are necessary for one or more of the members of the board to possess. In evaluating the qualifications of any director candidates, the Governance Committee will consider many factors, including without limitation, character, judgment, independence, age, expertise, diversity of experience, length of service, and other commitments. The Governance Committee will evaluate such factors, among others, and does not assign any particular weighting or priority to any of these factors. The Governance Committee will consider each individual candidate in the context of the current perceived needs of the board as a whole. While the Governance

Committee has not established specific minimum qualifications for director candidates, the board believes that candidates and nominees must reflect a board that is comprised of directors who (a) are predominantly independent, (b) are of high integrity, (c) have experience, expertise and qualifications that will increase overall board effectiveness and (d) meet other requirements as may be required by applicable rules and regulations of Nasdaq and the SEC. For future nominations, the Governance Committee expects to consider diversity when identifying nominees.

Identification and Evaluation of Nominees

The Governance Committee is responsible for regularly assessing the appropriate size of the board and whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance Committee is responsible for considering potential candidates for director. The Governance Committee will consider bona fide candidates from all relevant sources, including current board members, professional search firms, stockholders and other persons. The Governance Committee will consider director candidates recommended by our stockholders, based on the same criteria listed above that would apply to candidates identified by a Committee member. The Governance Committee is responsible for evaluating director candidates in light of the board membership criteria described above, based on all relevant information and materials available to the Governance Committee. This includes information and materials provided by stockholders recommending director candidates, professional search firms and other parties.

Stockholder Recommendations

The Governance Committee will consider director candidates recommended by stockholders of the Company. Stockholder nominations for director must be made in writing and addressed to the Corporate Secretary of the Company. Such stockholder’s notice shall set forth the following information:

•	The information required by Section 2.15 of our Bylaws (a copy of which is included as an exhibit to our Registration Statement on Form S-1 as filed with the SEC on March 27, 2007); and

•	Any other information that such stockholder believes is relevant in considering the director candidate.

Communications with the Board of Directors

The board of directors welcomes the submission of any comments or concerns from stockholders or other interested parties. If you wish to send any communications to the board of directors, you may use one of the following methods:

•	Write to the board at the following address:

Board of Directors

Super Micro Computer, Inc.

c/o Robert Aeschiman, General Counsel

980 Rock Avenue

San Jose, California 95131

•	E-mail the board of directors at BODInquiries@supermicro.com

MEETINGS AND COMMITTEES OF THE BOARD

Board Meetings

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all board and committee meetings. We encourage, but do not require, each board member to attend our annual meeting of stockholders. The board of directors held five meetings during fiscal year 2010, of which four were regularly scheduled meetings, and acted by unanimous written consent one time during fiscal year 2010. The independent directors met four times in executive sessions without any of our officers present. All directors attended at least 75% of the meetings of the board of directors and of the committees on which they served during the time they served as a director in fiscal year 2010.

Board Leadership Structure

Our Chairman, Charles Liang, is also our CEO. The Board and our Governance Committee believe that it is appropriate for Mr. Liang to serve as both the CEO and Chairman due to the relatively small size of the Company and our Board, and the fact that Mr. Liang is the founder of the Company with extensive experience in our industry.

Board Role in the Oversight of Risk

Our Board exercises oversight over our risk management activities, requesting and receiving reports from management. Our Board has delegated primary responsibility for oversight of risks relating to financial controls and reporting to our Audit Committee, which in turn reports to the full Board on such matters as appropriate. The Audit Committee also assists the Board in oversight of certain Company risks, particularly in the areas of internal controls, financial reporting and review of related party transactions.

Our management with oversight from our Compensation Committee, has reviewed its compensation policies and practices with respect to risk-taking incentives and risk management, and does not believe that potential risks arising from its compensation polices or practices are reasonably likely to have a material adverse effect on the Company.

Committees of the Board of Directors

The board has three standing committees to facilitate and assist the board of directors in discharging its responsibilities: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In accordance with applicable Nasdaq listing standards, each of these committees is comprised solely of non-employee, independent directors. The Charter for each committee is available at www.Supermicro.com by first clicking on “About Us” and then “Investor Relations” and then “Corporate Governance”. The charter of each committee also is available in print to any stockholder who requests it. The following table shows the current members of each of the standing board committees:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Edward J. Hayes, Jr.(1)	Sherman Tuan(1)	Hwei-Ming (Fred) Tsai(1)

Hwei-Ming (Fred) Tsai	Hwei-Ming (Fred) Tsai	Sherman Tuan

Gregory K. Hinckley

(1)	Committee Chairperson

Audit Committee

The Audit Committee has three members. The Audit Committee met four times in fiscal year 2010 for regularly scheduled quarterly meetings. Our board has determined that each member of our Audit Committee meets the requirements for independence under the applicable listing standards of Nasdaq and the rules of the SEC. Our board has also determined that each member of our Audit Committee is a “financial expert” as defined under applicable SEC rules.

As outlined more specifically in the Audit Committee charter, the Audit Committee has, among other duties, the following responsibilities:

•	The appointment, compensation and retention of our independent auditors, and the review and evaluation of the auditors’ qualifications, independence and performance;

•	Oversees the auditors’ audit work and reviews and pre-approves all audit and non-audit services that may be performed by them;

•	Reviews and approves the planned scope of our annual audit;

•	Monitors the rotation of partners of the independent auditors on our engagement team as required by law;

•	Reviews our financial statements and discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements;

•	Reviews our critical accounting policies and estimates;

•	Oversees the adequacy of our financial controls;

•	Reviews annually the audit committee charter and the committee’s performance;

•	Reviews and approves all related-party transactions; and

•

Establishes and oversees procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters and oversees enforcement, compliance and remedial measures under our Code of Business Conduct and Ethics.

Compensation Committee

The Compensation Committee has two members and met four times in fiscal year 2010. The Compensation Committee is comprised solely of non-employee directors. Our board has determined that each member of our Compensation Committee meets the requirements for independence under the applicable listing standards of Nasdaq.

As outlined more specifically in the Compensation Committee charter, the Compensation Committee has, among other duties, the following responsibilities:

•	Reviews and approves corporate goals and objectives relevant to compensation of the chief executive officer and other executive officers;

•	Evaluates the performance of the chief executive officer and other executive officers in light of those goals and objectives;

•	Sets compensation of the chief executive officer and other executive officers;

•	Administers the issuance of restricted stock grants, stock options and other awards to executive officers and directors under our stock plans; and

•	Reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter.

Nominating and Corporate Governance Committee

The Governance Committee has two members and met four times in fiscal year 2010. The Governance Committee is comprised solely of non-employee directors. Our board has determined that each member of our Governance Committee meets the requirements for independence under the applicable listing standards of Nasdaq.

As outlined more specifically in the Governance Committee charter, the Governance Committee has, among other duties, the following responsibilities:

•	Identifies individuals qualified to become directors;

•	Recommends to our board of directors director nominees for each election of directors;

•	Develops and recommends to our board of directors criteria for selecting qualified director candidates;

•	Considers committee member qualifications, appointment and removal;

•	Recommends corporate governance guidelines applicable to us;

•	Provides oversight in the evaluation of our board of directors and each committee;

•	Reviews and monitors our Code of Business Conduct and Ethics and reviews and approves any waivers of our Code of Business Conduct and Ethics; and

•	Coordinates and reviews board and committee charters for consistency and adequacy under applicable rules, and make recommendations to the board for any proposed changes.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is a current or former officer or employee of the Company or had any relationship with the Company requiring disclosure. In addition, during fiscal year 2010, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has one or more executive officers who served on our board of directors or Compensation Committee.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of December 29, 2010 by:

•	each of the named executive officers;

•	each of our directors; and

•	all directors and executive officers as a group.

We do not know of any person or entity who beneficially owns more than 5% of our outstanding common stock as of December 29, 2010 except for the named executive officers and directors.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Common Stock Outstanding(3)
Executive Officers and Directors:
Charles Liang(4)	10,329,135	25.7%
Howard Hideshima(5)	183,216	*
Phidias Chou(5)	104,591	*
Chiu-Chu (Sara) Liang(6)	10,329,135	25.7%
Yih-Shyan (Wally) Liaw(7)	3,546,146	9.2%
Hwei-Ming (Fred) Tsai(8)	449,687	1.2%
Edward J. Hayes, Jr.(5)	52,500	*
Sherman Tuan(5)	33,875	*
Gregory K. Hinckley(5)	18,000	*
All directors and executive officers as a group (9 persons)(9)	14,717,150	35.8%

*	Represents beneficial ownership of less than one percent of the outstanding shares of common stock.
(1)	Except as otherwise indicated, to our knowledge the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws applicable and to the information contained in the footnotes to this table.
(2)	Under the SEC rules, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.
(3)	Calculated on the basis of 38,220,998 shares of Common Stock outstanding as of December 29, 2010, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after December 29, 2010 are deemed to be outstanding for the purposes of calculating that stockholder’s percentage of beneficial ownership.
(4)	Includes 1,605,000 shares issuable upon the exercise of options exercisable within 60 days after December 29, 2010. Also includes 3,392,468 shares jointly held by Mr. Liang and his spouse, 71,000 shares held by Green Earth Charitable Trust, for which Mrs. Liang serves as trustee, 4,500 shares held by Mr. Liang’s daughter, 18,000 shares held by Mr. Liang’s children, for which Mrs. Liang serves as custodian, 419,989 shares held directly by Mrs. Liang and 403,830 shares issuable upon the exercise of options held by Mrs. Liang and exercisable within 60 days after December 29, 2010. See footnote 6.
(5)	Consists of shares issuable upon the exercise of options exercisable within 60 days after December 29, 2010.
(6)	Includes 403,830 shares issuable upon the exercise of options exercisable within 60 days after December 29, 2010. Also includes 71,000 shares held by Green Earth Charitable Trust, 4,500 shares held by Mrs. Liang’s daughter, 18,000 shares held by Mrs. Liang’s children, for which Mrs. Liang serves as custodian, 4,414,348 shares held by Charles Liang, Mrs. Liang’s spouse, and 1,605,000 shares issuable upon the exercise of options held by Mr. Liang and exercisable within 60 days after December 29, 2010. See footnote 4.
(7)

Includes 357,874 shares issuable upon the exercise of options exercisable within 60 days after December 29, 2010. 2,945,965 shares held by Liaw Family Trust, for which Mr. Liaw and his spouse serve as trustees,

69,807 shares held by Mrs. Liaw, and 22,500 shares issuable upon the exercise of options granted to Mrs. Liaw, exercisable within 60 days after December 29, 2010.
(8)	Includes 99,687 shares issuable upon the exercise of options exercisable within 60 days after December 29, 2010. Also includes 325,000 shares held by Tsai Family Trust, for which Mr. Hwei Ming (Fred) Tsai and his spouse serve as trustees.
(9)	Includes 2,881,073 shares issuable upon the exercise of options exercisable within 60 days after December 29, 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of our board of directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of our common stock and their transactions in our common stock. Based upon (i) the copies of Section 16(a) reports that we received from such persons for their fiscal year 2010 transactions in our common stock and their common stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal year 2010, we believe that all reporting requirements under Section 16(a) were met in a timely manner by the persons who were executive officers, members of the board of directors or greater than 10% stockholders during such fiscal year, other than filings required in connection with (1) a stock option grant made to Chiu-Chu (Sara) Liu Liang in January 2010 and (2) a stock disposition made by Hwei-Ming Fred Tsai in April 2010.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Process Overview

The Compensation Committee of the board of directors discharges the board of directors’ responsibilities relating to compensation of all of our executive officers. The Compensation Committee is comprised of two non-employee directors, both of whom are independent pursuant to the applicable listing rules of Nasdaq, Rule 16b-3 under the Exchange Act, and Section 162(m) of the Internal Revenue Code (“Code”).

The agenda for meetings is determined by the Chair of the Compensation Committee with the assistance of Charles Liang, our President and Chief Executive Officer, and Howard Hideshima, our Chief Financial Officer. Committee meetings are regularly attended by one or more of Mr. Liang, Mr. Hideshima and Robert Aeschiman, our General Counsel. However, Messrs. Liang and Hideshima do not attend the portion of meetings during which their own performance or compensation is being discussed. Mr. Liang, Mr. Hideshima and Mr. Aeschiman support the Compensation Committee in its work by providing information relating to our financial plans, performance assessments of our executive officers and other personnel-related data. In addition, the Compensation Committee has the authority under its charter to hire, terminate and approve fees for advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. In October 2009, as part of making an overall assessment of each individual’s role and performance, and structuring our compensation programs for fiscal year 2010, the Committee reviewed recommendations of management as well as publicly available peer group compensation data.

Compensation Philosophy and Objectives

It is the Compensation Committee’s philosophy to link the named executive officers’ compensation to corporate performance. The base salary, quarterly bonuses and stock option grants of the named executive officers are determined in part by the Compensation Committee reviewing data on prevailing compensation practices of comparable technology companies with whom we compete for executive talent, and evaluating such information in connection with our corporate goals and compensation practices.

The Compensation Committee considers various sources of competitive data when determining executive compensation levels, including compensation data from a sampling of public companies and public compensation surveys. For fiscal year 2010, the sample of companies consisted of the following companies:

3Par, Inc.

Adaptec Corporation

Blue Coat Systems, Inc.

Brocade Communications Systems, Inc.

Compellent Technologies, Inc.

Data Domain, Inc.

Dot Hill Systems Corp.

Emulex Corp.

Extreme Networks, Inc.

Juniper Network, Inc.

LSI Corp.

Network Appliance, Inc.

Network Engines, Inc.

Quantum Corporation

RadiSys Corporation

Riverbed Technology, Inc.

Silicon Graphics International

(formerly, Rackable Systems, Inc.)

Silicon Storage Technology, Inc.

STEC, Inc.

In selecting the companies for inclusion in the sample, the following factors were considered: industry, net revenues, operating income and whether the company may compete against us for executive talent. These companies ranged in annual revenue from approximately $100 million to $3.5 billion. In addition to gathering data specific to the above listed companies, the Compensation Committee also reviewed public surveys of compensation practices.

The Compensation Committee does not seek to specifically benchmark compensation based upon the sample companies reviewed nor does the Compensation Committee employ any other formulaic process in making compensation decisions. Rather the Compensation Committee uses its subjective judgment based upon a review of all information, including an annual review for each officer of his or her level of responsibility, contributions to our financial results and our overall performance. The Compensation Committee makes a generalized assessment of these factors and this information is not weighted in any specific manner.

We believe that our current compensation arrangements for several of our executive officers, including our Chief Executive Officer, are significantly below typical compensation levels for similar positions at comparable companies. This is principally due to the high level of Company stock ownership held by such persons. As we continue to grow, we may need to increase our recruiting of new executives from outside of the Company. This in turn may require us to pay higher compensation closer to or in excess of that typical paid by comparable companies.

Finally, we believe that creating stockholder value requires not only managerial talent but active participation by all employees. In recognition of this, we try to minimize the number of compensation arrangements that are distinct or exclusive to our executive officers. We currently provide base salary, quarterly bonuses and long-term equity incentive compensation to a considerable number of our domestic employees and international employees, in addition to our executive officers.

Role of Executive Officers in the Compensation Process

Management provides recommendations to the Compensation Committee on issues such as compensation program design, and evaluations of executive and Company performance. In Fiscal year 2010, the Compensation Committee also had access to competitive data collected by management. While the Compensation Committee carefully considers all recommendations made by members of management, ultimate authority for all compensation decisions regarding our executive officers rests with the Compensation Committee.

Fiscal Year 2010 Executive Officer Compensation Components

For fiscal year 2010, the principal components of compensation for our executive officers were:

•	Base salary;

•	Quarterly bonus; and

•	Equity-Based Incentive Compensation.

Base Salary. Base salaries for our executive officers other than the Chief Executive Officer are determined annually by the Compensation Committee based upon recommendations by our chief executive officer, taking into account such factors as salary norms in comparable companies and publicly available data regarding compensation increases in the industry, a subjective assessment of the nature of the position and an annual review of the contribution and experience of each executive officer. For the Chief Executive Officer, the Compensation Committee considers substantially the same sort of information, as well as the size of the company and the chief executive officer’s overall stock ownership.

In October 2009, the Compensation Committee met to review the base salaries of our executive officers for fiscal year 2010. In determining base salaries for fiscal year 2010, the Compensation Committee decided to increase the base salary of our Vice President, Worldwide Sales by 9.8% over his fiscal year 2009 base salary to more closely align his base salary with our other named executive officers. The Compensation Committee determined, based on the then current economic conditions, to leave the remaining named executive officers’ base salaries unchanged from their respective fiscal year 2009 base salaries.

	Principal Position	2009 Base Salary	2010 Base Salary	Base Salary % Change
Charles Liang	President, Chief Executive Officer and Chairman of the Board	$286,598	$286,598	0%
Howard Hideshima	Chief Financial Officer	$252,206	$252,206	0%
Phidias Chou	Vice President, Worldwide Sales	$200,454	$220,000	9.8%
Chiu-Chu (Sara) Liu Liang	Vice President of Operations, Treasurer, and Director	$168,000	$168,000	0%
Yih-Shyan (Wally) Liaw	Vice President, International Sales, Corporate Secretary and Director	$169,600	$169,600	0%

Quarterly Bonus. Our cash bonus program seeks to motivate executive officers to work effectively to achieve our financial performance objectives and to reward them when such objectives are met. Quarterly bonuses for executive officers are subject to approval by the Committee. Bonuses are not awarded based upon any specific plan or formula, but are subjectively determined based upon our performance during the quarter and the individual’s contributions. Historically, these bonuses have ranged from zero to an amount equal to two weeks of base salary. For fiscal year 2010, aggregate quarterly bonuses for executive officers averaged approximately 1% to 2% of base salary.

Equity-Based Incentive Compensation. Stock options are an important component of the total compensation of our executive officers. We believe that stock options align the interests of each executive with those of the stockholders. They also provide our executive officers a significant, long-term interest in our success and help retain key executive officers in a competitive market for executive talent. Our 2006 Equity Incentive Plan authorizes the Compensation Committee to grant stock options to executive officers. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon a generalized assessment of past performance of the executive and the relative holdings of other executive officers. The option grants generally utilize four-year vesting periods to encourage executive officers to continue contributing to our Company, and they generally expire no later than ten years from the date of grant.

Fiscal Year 2011 Executive Officer Compensation

In August 2010, the Compensation Committee met to review the base salaries of our executive officers for fiscal year 2011. In determining base salaries for fiscal year 2011, the Compensation Committee decided to increase the base salary of our executive officers other than the Chief Executive Officer after taking into account the recommendations of our Chief Executive Officer and taking into account such factors as salary norms in comparable companies and publicly available data regarding compensation increases in the industry, a subjective assessment of the nature of each position and an annual review of the contribution and experience of each executive officer. For the Chief Executive Officer, the Compensation Committee considered substantially the same sort of information, as well as the size of the company and the Chief Executive Officer’s stock ownership, and determined to make no change to the base salary of the Chief Executive Officer. Based upon its review, the Compensation Committee approved increases in base salaries for our executive officers set forth below. The base salary increases were comparable to the average percentage base salary increases granted to our employees generally.

	Principal Position	2010 Base Salary	2011 Base Salary	Base Salary % Change
Charles Liang	President, Chief Executive Officer and Chairman of the Board	$286,598	$286,598	0.0%
Howard Hideshima	Chief Financial Officer	$252,206	$258,511	2.5%
Phidias Chou	Vice President, Worldwide Sales	$220,000	$225,500	2.5%
Chiu-Chu (Sara) Liu Liang	Vice President of Operations, Treasurer, and Director	$168,000	$176,400	5.0%
Yih-Shyan (Wally) Liaw	Vice President, International Sales, Corporate Secretary and Director	$169,600	$178,080	5.0%

Stock Ownership Guidelines

We currently do not require our directors or executive officers to own a particular amount of our common stock. The Committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders. Our insider trading policy prohibits any of our directors, executive officers, employees or contractors from engaging in any transactions in publicly-traded options, such as puts and calls, and other derivative securities, including any hedging or similar transaction, with respect to our common stock.

Other Benefits

Health and Welfare Benefits

Our executive officers receive the same health and welfare benefits as are offered to our other employees, including medical, dental, vision, life, accidental death and dismemberment, disability, flexible spending accounts and holiday pay. The same contribution amounts, percentages and plan design provisions are applicable to all employees.

Retirement Program

Our executive officers may participate in the same tax-qualified, employee-funded 401(k) plan that is offered to all our other employees. We currently have no Supplemental Executive Retirement Plan, or SERP, obligations. We do not offer any defined benefit retirement plans to our executive officers.

Perquisites

We do not provide special benefits or other perquisites to any of our executive officers, with the exception of an automobile allowance provided to our Chief Executive Officer, as detailed in the “Summary Compensation Table.”

Employment Arrangements, Severance and Change of Control Benefits

We have not entered into employment agreements with any of our named executive officers. Mr. Hideshima, Mr. Chou, Mr. Hsu and Ms. Liang have signed offer letters which provide for at-will employment. The offer letters provide for salary, stock options and right to participate in our employee benefit plans. We do not have any written employment arrangements with Messrs. Liang and Liaw. We do not have any arrangements with any of our executive officers that provide for any severance benefits in the event of termination or change of control.

Tax and Accounting Treatment of Compensation

In our review and establishment of compensation programs and payments, we consider, but do not place great emphasis on, the anticipated accounting and tax treatment of our compensation programs on us and our executive officers. While we may consider accounting and tax treatment, these factors alone are not dispositive. Among other factors that receive greater consideration are the net costs to us and our ability to effectively administer executive compensation in the short and long-term interests of stockholders under a proposed compensation arrangement.

We monitor whether it might be in our best interest to comply with Section 162(m) of the Code, but reserve the right to award future compensation which would not comply with the Section 162(m) requirements for non-deductibility if the Committee concludes that it is in the Company’s best interest to do so. We seek to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals and therefore the Committee has not adopted a policy requiring all compensation to be deductible. The Committee will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

We account for equity compensation paid to our employees in accordance with Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”), which requires us to estimate and record expenses for each award of equity compensation over the service period of the award.

We intend that our plans, arrangements and agreements will be structured and administered in a manner that complies with the requirements of Section 409A of the Code. Participation in, and compensation paid under our plans, arrangements and agreements may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A. If our plans, arrangements and agreements as administered fail to meet certain requirements under Section 409A, compensation earned thereunder may be subject to immediate taxation and tax penalties.

Summary

The Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our stockholders. The Committee also believes that the compensation of our executive officers is both appropriate and responsive to the goal of building stockholder value.

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, the Committee recommended to the board of directors that the CD&A be included in this filing.

This report has been furnished by the Compensation Committee.

Sherman Tuan, Chair
Hwei-Ming (Fred) Tsai

Summary Compensation Table

The following table summarizes the compensation paid to our Chief Executive Officer, our Chief Financial Officer and to our three other most highly compensated executive officers, who were the only executive officers whose total annual salary and bonus exceeded $100,000 in fiscal year 2010, for services rendered in all capacities to us during fiscal year 2010, 2009 and 2008. We refer to these officers as our “named executive officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)		Total ($)
Charles Liang	2010	$286,598	$4,823	$—	$—	$—	$—	$7,987	(6)	$299,408
President, Chief Executive Officer and Chairman of the Board	2009	285,460	5,381	9,574,865	2,364,466	—	—	5,511	(6)	12,235,683
	2008	272,306	23,175	—	—	—	—	19,329	(7)	314,810

Howard Hideshima	2010	253,331	3,638	—	—	—	—	5,316	(6)	262,285
Chief Financial Officer	2009	251,205	4,735	—	133,168	—	—	4,850	(6)	393,958
	2008	239,630	15,906	—	—	—	—	4,619	(6)	260,155

Phidias Chou	2010	214,299	4,156	—	182,011	—	—	4,625	(6)	405,091
Vice President, Worldwide Sales	2009	199,981	6,101	—	57,621	—	—	3,855	(6)	267,558
	2008	188,524	12,461	—	—	—	—	10,909	(6)	211,894

Chiu-Chu (Sara) Liu Liang	2010	168,000	2,423	—	206,692	—	—	673	(6)	377,788
Vice President of Operations, Treasurer and Director	2009	167,333	3,153	956,882	51,987	—	—	3,231	(6)	1,182,586
	2008	158,493	10,073	—	—	—	—	9,230	(6)	177,796

Yih-Shyan (Wally) Liaw	2010	169,600	2,854	—	—	—	—	3,341	(6)	175,795
Vice President, International Sales, Corporate Secretary and Director	2009	168,800	4,754	—	—	—	—	3,261	(6)	176,815
	2008	159,245	7,693	—	191,866	—	—	9,230	(6)	368,034

(1)	Amounts disclosed under “Bonus” reflect the cash bonuses earned by the named executive officers.
(2)	Restricted stock awards were issued to Charles Liang and Chiu-Chu Liu Liang to exchange their exercised options during fiscal year 2009. The Company determined that there is no incremental fair value of the option exchanged for the award.
(3)	The dollar amount reported in the Option Awards column represents the grant date fair value of each award calculated in accordance with FASB ASC Topic 718, excluding the estimates of service-based forfeiture and using the Black Scholes option-pricing model. Assumptions used in the calculation of these amounts were included in Item 8, Financial Statements and Supplementary Data, and Note 11 of Notes to our audited Consolidated Financial Statements for the fiscal year 2010 included in our Annual Report on Form 10-K.
(4)	In accordance with the recently adopted SEC rules, the amounts previously reported in the “Option Awards” column for fiscal year 2009 and 2008 have been revised to reflect the grant date fair values of the awards granted in such years, as determined in accordance with FASB ASC Topic 718, excluding the effect of forfeitures.
(5)	The Company does not have a defined benefit plan or a non-qualified deferred compensation plan.
(6)	Amount reflects vacation and sick pay.
(7)	Amount reflects a monthly automobile allowance of $3,583 from July 1, 2007 to October 31, 2007 and vacation and sick pay of $15,746.

Grants of Plan-Based Awards

The following table provides information concerning all plan-based awards granted during fiscal year 2010 to our named executive officers:

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold ($)	Target ($)	Maximum ($)
Charles Liang	—	—	—	—	—	—		$—	$—
Howard Hideshima	—	—	—	—	—	—		$—	$—
Phidias Chou	10/26/2009	—	—	—	—	18,970	(2)	$3.64	$69,055
	10/26/2009					31,030	(3)	$3.64	$112,956
Chiu-Chu (Sara) Liu Liang	1/25/2010	—	—	—	—	19,615	(4)	$5.09	$99,859
	1/25/2010	—	—	—	—	20,985	(5)	$5.09	$106,833
Yih-Shyan (Wally) Liaw	—	—	—	—	—	—		$—	$—

(1)	Represents the fair value of each stock option and award as of the date of grant, computed in accordance with ASC Topic 718.
(2)	These incentive stock options vest at the rate of 25% on July 1, 2010 and 1/16th per quarter thereafter, such that the shares will be fully vested on July 1, 2013.
(3)	These non-qualified stock options vest at the rate of 25% on July 1, 2010 and 1/16th per quarter thereafter, such that the shares will be fully vested on July 1, 2013.
(4)	These incentive stock options vest at the rate of 25% on December 12, 2010 and 1/16th per quarter thereafter, such that the shares will be fully vested on December 12, 2013.
(5)	These non-qualified stock options vest at the rate of 25% on December 12, 2010 and 1/16th per quarter thereafter, such that the shares will be fully vested on December 12, 2013

Outstanding Equity Awards at Fiscal Year-End 2010

The following table provides information concerning the outstanding equity-based awards as of June 30, 2010, and the option exercise price and expiration dates for each award, held by each of our named executive officers.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
Charles Liang	800,000	(2)	—		$1.25	6/30/2011
	600,000	(3)	—		$3.08	12/28/2014
	270,000	(4)	450,000	(4)	$10.66	3/4/2019
							718,564	$9,700,614

Howard Hideshima	19,198	(5)	—		$13.89	11/17/2016
	110,802	(5)	—		$13.89	11/17/2016
	24,375	(6)	8,125	(6)	$10.19	4/26/2017
	4,963	(7)	14,890	(7)	$5.53	4/29/2019
	8,036	(7)	24,111	(7)	$5.53	4/29/2019

Phidias Chou	5,000	(8)	—		$1.25	6/30/2011
	20,000	(9)	—		$1.25	12/23/2012
	56,000	(10)	—		$3.25	9/30/2015
	5,625	(7)	16,875	(7)	$5.53	4/29/2019
	—		31,030	(11)	$8.36	10/26/2019
	—		18,970	(11)	$8.36	10/26/2019

Chiu-Chu (Sara) Liu Liang	120,000	(12)	—		$1.25	6/30/2011
	200,000	(13)	—		$1.25	12/23/2012
	64,800	(14)	—		$3.50	12/30/2015
	5,075	(7)	15,225	(7)	$5.53	4/29/2019
	—		19,615	(15)	$11.81	1/25/2020
	—		20,985	(15)	$11.81	1/25/2020
							91,306	$1,232,631

Yih-Shyan (Wally) Liaw	226,000	(16)	—		$1.25	6/30/2011
	90,000	(17)	—		$2.53	3/31/2014
	17,231	(18)	13,404	(18)	$7.46	4/28/2018
	17,029	(18)	13,246	(18)	$7.46	4/28/2018

(1)	Market value based upon the closing price of our common stock of $13.50 on June 30, 2010 multiplied by the number of restricted stock awards.
(2)	Options vested at the rate of 25% on November 1, 2001 and 1/16th per quarter thereafter, such that the shares were fully vested on November 1, 2004.
(3)	Options vested at the rate of 25% on November 1, 2005 and 1/16th per quarter thereafter, such that the shares were fully vested on November 1, 2008.
(4)	Options vested at the rate of 25% on November 1, 2009 and 1/16th per quarter thereafter, such that the shares will be fully vested on November 1, 2012.
(5)	Options vested at the rate of 25% on May 8, 2007 and 1/16th per quarter thereafter, such that the shares were fully vested on May 8, 2010.
(6)	Options vested at the rate of 25% on April 26, 2008 and 1/16th per quarter thereafter, such that the shares will be fully vested on April 26, 2011.

(7)	Options vested at the rate of 25% on April 29, 2010 and 1/16th per quarter thereafter, such that the shares will be fully vested on April 29, 2013.
(8)	Options vested at the rate of 25% on June 30, 2002 and 1/16th per quarter thereafter, such that the shares were fully vested on June 30, 2005.
(9)	Options vested at the rate of 25% on August 1, 2001 and 1/16th per quarter thereafter, such that the shares were fully vested on August 1, 2004.
(10)	Options vested at the rate of 25% on July 1, 2006 and 1/16th per quarter thereafter, such that the shares were fully vested on July 1, 2009.
(11)	Options vest at the rate of 25% on July 1, 2010 and 1/16th per quarter thereafter, such that the shares will be fully vested on July 1, 2013.
(12)	Options vested at the rate of 25% on December 11, 1998 and 1/16th per quarter thereafter, such that the shares were fully vested on December 11, 2001.
(13)	Options vested at the rate of 25% on December 11, 2002 and 1/16th per quarter thereafter, such that the shares were fully vested on December 11, 2005.
(14)	Options vested at the rate of 25% on December 12, 2006 and 1/16th per quarter thereafter, such that the shares were fully vested on December 12, 2009.
(15)	Options vest at the rate of 25% on December 12, 2010 and 1/16th per quarter thereafter, such that the shares will be fully vested on December 12, 2013.
(16)	Options vested at the rate of 25% on March 30, 2001 and 1/16th per quarter thereafter, such that the shares were fully vested on March 30, 2004.
(17)	Options vested at the rate of 25% on March 30, 2005 and 1/16th per quarter thereafter, such that the shares were fully vested on March 30, 2008.
(18)	Options vested at the rate of 25% on March 30, 2009 and 1/16th per quarter thereafter, such that the shares will be fully vested on March 30, 2012.

Option Exercises and Stock Vested During Fiscal Year 2010

The following table sets forth the dollar amounts realized pursuant to the exercise or vesting of equity-based awards by our named executive officers during fiscal year 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Charles Liang	200,000	$2,572,000	179,641	$1,435,332
Howard Hideshima	—	$—	—	$—
Phidias Chou	75,000	$796,594	—	$—
Chiu-Chu (Sara) Liu Liang	120,000	$1,109,224	91,305	$911,224
Yih-Shyan (Wally) Liaw	14,000	$180,975	—	$—

(1)	Based on the difference between the closing price of our common stock on the date of exercise and the exercise price.
(2)	The value is the closing price of our common stock on the date of vesting, multiplied by the number of shares vested.

Director Compensation

Under our director compensation policy, we reimburse non-employee directors for reasonable expenses in connection with attendance at board and committee meetings. Our non-employee directors receive an annual retainer of $40,000, payable quarterly. In addition, the Chairperson of our Audit Committee receives an annual retainer of $25,000, the Chairperson of each of our Compensation Committee and Nominating and Corporate Governance Committee receives an annual retainer of $5,000 and each director serving in a non-chairperson capacity on our standing board committees receives an annual retainer of $2,500 per committee, payable quarterly.

Non-employee directors also are eligible to receive stock options under our 2006 Equity Incentive Plan. Non-employee directors receive nondiscretionary, automatic grants of nonstatutory stock options under our 2006 Equity Incentive Plan. A non-employee director is automatically granted an initial option to purchase 18,000 shares upon first becoming a member of our board of directors. A non-employee director serving as Chairperson of the Audit Committee receives an initial grant of an option to purchase 12,000 shares. Non-employee directors serving as Chairperson of the Compensation or Nominating and Corporate Governance Committees receive an initial grant of an option to purchase 2,000 shares. Each of these initial options vests and becomes exercisable over four years, with the first 25% of the shares subject to each initial option vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter. Immediately after each of our annual meetings of stockholders, each non-employee director is automatically granted an option to purchase 4,500 shares of our common stock, the Audit Committee Chairperson is granted an annual option to purchase 3,000 shares of our common stock and the Chairperson of each of the Compensation and Nominating and Corporate Governance Committees is granted an annual option to purchase 500 shares of our common stock. These options will vest and become exercisable on the first anniversary of the date of grant or immediately prior to our annual meeting of stockholders, if earlier.

The options granted to non-employee directors have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, and will become fully vested if we are subject to a change of control. Annual grants will be reduced proportionally if the person did not serve for the full year after the annual grant.

The following table shows for the fiscal year ended June 30, 2010 certain information with respect to the compensation of all of our non-employee directors:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Hwei-Ming (Fred) Tsai	$50,000	—	$27,263	—	—	—	$77,263
Edward J. Hayes, Jr.	$65,000	—	$40,895	—	—	—	$105,895
Sherman Tuan	$47,500	—	$27,263	—	—	—	$74,763
Gregory K. Hinckley	$42,500	—	$24,537	—	—	—	$67,037

(1)	This column represents annual director fees, non-employee committee chairman fees and other committee member fees earned in fiscal year 2010.
(2)	The dollar amount in this column represents the grant date fair value of each award calculated in accordance with FASB ASC Topic 718, excluding the estimates of service-based forfeiture and using the Black Scholes option-pricing model. Assumptions used in the calculation of these amounts were included in Item 8, Financial Statements and Supplementary Data, and Note 11 of Notes to our audited Consolidated Financial Statements for the fiscal year 2010 included in our Annual Report on Form 10-K. The table below sets forth the aggregate number of option awards held by our non-employee directors as of June 30, 2010.

Name	Option Awards
Hwei-Ming (Fred) Tsai	100,000
Edward J. Hayes, Jr.	52,500
Sherman Tuan	34,500
Gregory K. Hinckley	27,000

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain two compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 1998 Stock Option Plan and the 2006 Equity Incentive Plan, both of which have been approved by our stockholders. We no longer grant any options under the 1998 Stock Option Plan. The following table sets forth information regarding outstanding options and shares reserved and remaining available for future issuance under the foregoing plans as of June 30, 2010:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	12,124,949	$6.34	522,701	(1)
Equity compensation plans not approved by stockholders	—	—	—

Total	12,124,949	$6.34	522,701

(1)	The number of shares that are reserved for issuance under the 2006 Equity Incentive Plan automatically increases on July 1 of each year through 2016 by a number of shares equal to the smaller of (a) 3% of our outstanding shares as of the close of business on the immediately preceding June 30 or (b) a lesser amount determined by the board of directors.

RELATED PERSON TRANSACTIONS

Procedures for Approval of Related Person Transactions

Pursuant to our Audit Committee charter, the Audit Committee has the responsibility for the review, approval or ratification of any related person transactions; provided that if the matter or transaction involves employment or compensation terms for services to our company, including retention or payment provisions relating to expert services, then it is presented to the Compensation Committee. In approving or rejecting a proposed transaction, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee shall approve only those transactions that, in light of known circumstances are not inconsistent with the Company’s best interests, as the Audit Committee determines in the good faith exercise of its discretion. In addition, we annually require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions as such term is defined by SEC rules and regulations. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Transactions with Related Parties, Promoters and Certain Control Persons

Director and Officer Indemnification

We have entered into agreements to indemnify our directors and executive officers to the fullest extent permitted under Delaware law. In addition, our certificate of incorporation contains provisions limiting the liability of our directors and our bylaws contain provisions requiring us to indemnify our officers and directors.

Transactions with Mentor Graphics

In fiscal year 2010, the Company had sales of $630,000 to Mentor Graphics and purchased a product from Mentor Graphics totaling $68,000. Gregory Hinckley, a member of the Company’s board of directors, is president of Mentor Graphics. As of June 30, 2010, the amount owed to the Company by Mentor Graphics was $87,000 and no amounts were owed to Mentor Graphics by the Company.

Transactions with Ablecom Technology Inc.

Ablecom Technology Inc.—Ablecom, a Taiwan corporation, together with one of its subsidiaries, Compuware (collectively “Ablecom”), is one of the Company’s major contract manufacturers. Ablecom’s ownership of Compuware is below 50% but Compuware remains a related party as Ablecom still has significant influence over the operations. Ablecom’s chief executive officer, Steve Liang, is the brother of Charles Liang, the Company’s President, Chief Executive Officer and Chairman of the Board of Directors, and owns approximately 2.0% of the Company’s common stock. Charles Liang served as a Director of Ablecom during the Company’s fiscal 2006, but is no longer serving in such capacity. In addition, Charles Liang and his wife, also an officer of the Company, collectively own approximately 10.5% and 30.7% of Ablecom, while Steve Liang and other family members owned approximately 35.9% and 49.3% of Ablecom at June 30, 2010 and 2009, respectively. The decrease in their ownership of Ablecom is primarily related to the additional shares of Ablecom’s stock sold to its new investors and option shares exercised by its employees in fiscal year 2010. Yih-Shyan (Wally) Liaw, an officer and director of the Company, and his spouse collectively owned approximately 5.2% of Ablecom at June 30, 2009, and owned no shares at June 30, 2010, as a result of their disposition of their shares of Ablecom’s stock in fiscal year 2010.

The Company has product design and manufacturing services agreements (“product design and manufacturing agreements”) and a distribution agreement (“distribution agreement”) with Ablecom.

Under the product design and manufacturing agreements, the Company outsources a portion of its design activities and a significant part of its manufacturing of components such as server chassis to Ablecom. Ablecom agrees to design products according to the Company’s specifications. Additionally, Ablecom agrees to build the tools needed to manufacture the products. Under the product design and manufacturing agreements, the Company commits to purchase a minimum quantity over a set period. The purchase price of the products manufactured by Ablecom is negotiated on a purchase order by purchase order basis at each purchase date. However, a fixed charge is added to the price of each unit purchased until the agreed minimum number of units is purchased. In August 2007, the Company entered into a new product development, manufacturing and service agreement with Ablecom. Under the new agreement, the Company has agreed to pay for the cost of blade server tooling and engineering services and will pay for those items when the work has been completed. In this case no fixed charge is added to future purchases for reimbursement of tooling costs. In September 2009, the Company entered into a similar product development agreement with Ablecom. Under this agreement, the Company has agreed to pay for the cost of chassis and related product tooling and engineering services and will pay for those items when the work has been completed. In this case no fixed charge is added to future purchases for reimbursement of tooling costs.

Under the distribution agreement, Ablecom purchases server products from the Company for distribution in Taiwan. The Company believes that the pricing and terms under the distribution agreement are similar to the pricing and terms of distribution arrangements the Company has with similar, third party distributors.

Ablecom’s net sales to the Company and its net sales of the Company’s products to others comprise a substantial majority of Ablecom’s net sales. For fiscal year 2010, 2009 and 2008, the Company purchased products from Ablecom totaling $124,466,000, $91,954,000 and $105,981,000. For fiscal year 2010, 2009 and 2008, the Company sold products to Ablecom totaling $10,190,000, $6,025,000 and $6,593,000, respectively.

Amounts owed to the Company by Ablecom as of June 30, 2010 and 2009, were $1,201,000 and $280,000, respectively. Amounts owed to Ablecom by the Company as of June 30, 2010 and 2009, were $19,464,000 and $21,455,000, respectively. Historically, the Company has paid Ablecom the majority of invoiced dollars between 52 and 105 days of invoice. For the years ended June 30, 2010, 2009 and 2008, the Company received $164,000, $2,000 and $147,000, respectively, from Ablecom for penalty charges and paid $3,352,000, 2,918,000 and $4,163,000, respectively, in tooling assets and miscellaneous costs to Ablecom. Penalty charges are assessments relating to delayed deliveries or quality issues.

The Company’s exposure to loss as a result of its involvement with Ablecom is limited to (a) potential losses on its purchase orders in the event of an unforeseen decline in the market price and/or demand of the Company’s products such that the Company incurs a loss on the sale or cannot sell the products and (b) potential losses on outstanding accounts receivable from Ablecom in the event of an unforeseen deterioration in the financial condition of Ablecom such that Ablecom defaults on its payable to the Company. Outstanding purchase orders with Ablecom were $35,266,000 and $21,578,000 at June 30, 2010 and 2009, respectively, representing the maximum exposure to loss relating to (a) above. The Company does not have any direct or indirect guarantees of losses of Ablecom.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our stockholders. For fiscal 2010, the principal components for our executive officers were: base salary; quarterly bonus, and equity-based incentive compensation. Please read the “Compensation Discussion and Analysis” beginning on page 15 for additional details about our executive compensation programs, including information about the fiscal year 2010 compensation of our named executive officers.

We are asking our stockholders to indicate their support for the compensation arrangements with our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution to be presented at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”

This “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Compensation Committee or our board of directors. Our board of directors and our Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are appropriate to address those concerns.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESOLUTION ABOVE, RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTING ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also provides for our stockholders to take an advisory vote to indicate how frequently we should seek future, further advisory votes on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 2 included on page 28 of this proxy statement. By voting on this Proposal 3, stockholders may indicate whether they would prefer that our future advisory voting on our compensation of named executive officers occur once every one, two, or three years.

After careful consideration of this Proposal, our board of directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for Supermicro, and therefore our board of directors recommends that you vote for a three-year interval for the future advisory voting on executive compensation.

In formulating its recommendation, our board of directors considered that given the nature of our compensation programs, a triennial vote would be sufficient for our stockholders to provide us with their input on our compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this proposal.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the board of directors or Supermicro in any way, our board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF ONCE EVERY THREE YEAR AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE ASKED IN THE FUTURE TO PROVIDE AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 4

APPROVAL OF AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN

Background

Our 2006 Equity Incentive Plan (the “2006 Plan”) allows us to grant equity-based and cash-based incentive awards to our employees, officers, directors and consultants.

We believe our success is due to our highly talented employee base and that future success depends on our ability to attract and retain high caliber personnel. Our primary centers for innovation are in technology centers such as Silicon Valley, where we must compete with many companies for a limited pool of talented people. The ability to grant equity-based incentive awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward.

The 2006 Plan replaced our previously existing equity incentive plans and adopted many features designed to attract, retain and reward our employees, officers, directors and consultants for their contributions to our growth and profitability. Under the 2006 Plan, we are able to use restricted stock, restricted stock units, performance shares, performance units or other equity-based awards in addition to stock options.

We have managed our annual equity usage as a percentage of our common stock outstanding to align with peer group competitive levels and have made changes in recent years to reduce the number of shares underlying the equity awards we grant. Our intention over the next couple of years is to target the number of shares underlying equity awards granted on an annual basis at approximately five percent (5%) of our outstanding common stock.

Summary of the Proposal

Our Board of Directors approved an amendment to the 2006 Plan in January 2011, subject to approval by our stockholders at our 2011 annual meeting, that increases by 2,000,000 the aggregate maximum number of shares that may be issued under the 2006 Plan. As adopted and approved by our stockholders in January 2007, the 2006 Plan initially authorized the issuance of up to 4,000,000 shares of common stock. This authorization automatically increases on July 1 of each year through 2016 by an amount equal to the smaller of (a) three percent of the number of shares of stock issued and outstanding on the immediately preceding June 30, or (b) a lesser amount determined by our Board of Directors. As of November 30, 2010, a total of 491,754 shares had been issued under the 2006 Plan, 6,789,366 shares remained subject to outstanding stock options under the 2006 Plan and 786,455 shares remained available for the future grant of equity awards under the 2006 Plan.

In a separate proposal, our stockholders are asked to approve certain provisions of the 2006 Plan solely to preserve corporate income tax deductions that may otherwise be disallowed pursuant to Section 162(m) of the Internal Revenue Code (the “Code”). See Proposal 5 – Approval of Certain Provisions of 2006 Equity Incentive Plan.

Why the Proposed Increase in Shares

We believe that increasing the shares reserved for issuance under the 2006 Plan is necessary for us to continue to offer a competitive equity incentive program. Based upon recent equity award requirements, we believe that the addition of 2,000,000 shares to the shares authorized for issuance under the 2006 Plan will provide us with enough shares to continue to offer competitive equity compensation through fiscal year 2012. Of the shares subject to the proposed increase, we intend to allocate a substantial majority of such shares to stock options.

If the stockholders do not approve the proposed share increase, we believe we will not be able to continue to offer competitive equity packages to retain our current employees and hire new employees in fiscal year 2011 and future years. This could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we were unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent. This could have a significant effect upon our quarterly results of operations and balance sheet and not be competitive with other companies that offer equity.

Summary of the 2006 Plan

The following summary of the 2006 Plan is qualified in its entirety by the specific language of the 2006 Plan, a copy of which is available to any stockholder upon request or may be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

General. The purpose of the 2006 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, cash-based awards, deferred compensation awards and nonemployee director awards.

Shares Authorized. The maximum aggregate number of shares of our common stock initially authorized for issuance under the 2006 Plan was 4,000,000. As approved by our stockholders on January 8, 2007, the 2006 Plan also provides that the number of authorized shares automatically increases on July 1 of each year through 2016, by an amount equal to the smaller of (a) three percent of the number of shares of stock issued and outstanding on the immediately preceding June 30, or (b) a lesser amount determined by the Board of Directors. Accordingly, on July 1, 2007, the share reserve was increased by 906,158 shares to 4,906,158 shares; on July 1, 2008, the share reserve was increased by 980,062 shares to 5,886,220 shares; on July 1, 2009, the share reserve was increased by 1,056,549 shares to 6,942,769 shares; and on July 1, 2010, the share reserve was increased by 1,124,806 shares to 8,067,575 shares. As of November 30, 2010, a total of 491,754 shares had been issued under the 2006 Plan, 6,789,366 shares remained subject to outstanding stock options under the 2006 Plan and 786,455 shares remained available for the future grant of equity awards under the 2006 Plan. All awards granted since our initial public offering have been granted under the 2006 Plan.

Subject to stockholder approval at the 2011 annual meeting, the number of shares of our common stock authorized for issuance under the 2006 Plan will be increased by 2,000,000 shares. Accordingly, the cumulative number of shares authorized for issuance under the 2006 Plan, taking into account the automatic annual increases through July 1, 2010, will be 10,067,575 shares.

If any award granted under the 2006 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2006 Plan. Shares will not be treated as having been issued under the 2006 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of a tax withholding obligation, or that are tendered in payment of the exercise price of an option will not be made available for new awards under the 2006 Plan. Upon the exercise of a stock appreciation right, tender of shares in payment of an option’s exercise price or net-exercise of an option, the number of shares available under the 2006 Plan will be reduced by the actual number of shares issued in settlement of the award.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2006 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee of the Board of Directors also has the discretion under the 2006 Plan to adjust other terms of outstanding awards as it deems appropriate.

Certain Award Limits. To enable compensation provided in connection with certain types of awards intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Board of Directors has amended the 2006 Plan to establish a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year, as follows:

•	No more than 750,000 shares under equity-based awards.

•	No more than $250,000 for each full fiscal year contained in the performance period under cash-based awards.

In addition, to comply with applicable tax rules, the 2006 Plan also limits to 8,000,000 shares that may be issued upon the exercise of incentive stock options granted under the 2006 Plan.

Administration. The 2006 Plan is generally administered by the Compensation Committee of the Board of Directors, although the Board of Directors retains the right to appoint another of its committees to administer the 2006 Plan or to administer the 2006 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2006 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “administrator” means either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2006 Plan, the administrator determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The administrator may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2006 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The administrator will interpret the 2006 Plan and awards granted it, and all determinations of the administrator generally will be final and binding on all persons having an interest in the 2006 Plan or any award

Eligibility. Our officers and employees and those of our subsidiaries are eligible to participate in the 2006 Plan. Our Directors and other persons who provide consulting services to us and our subsidiaries and affiliates are also eligible to participate in the 2006 Plan. The term subsidiary is used in this summary to refer to any corporation in which we or one or more other subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock. The term affiliate is used in this summary to refer to any entity other than a subsidiary that we or one of our subsidiaries controls. As of November 30, 2010, 4 non-employee directors and approximately 754 employees and 25 consultants were eligible to be considered for the grant of awards under the 2006 Plan. Our named executive officers received option grants under the 2006 Plan in fiscal 2010 as set forth in this Proxy Statement in the Grants of Plan-Based Awards Table under “Executive Compensation.” Our non-employee directors received option grants under the 2006 Plan in fiscal 2010 as set forth in this Proxy Statement in the Director Compensation Table under “Director Compensation.” The following table sets forth information with respect to the stock options granted under the 2006 Plan since its inception to each named executive officer, all current officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group.

Name and Position	Number of Options(1) (#)
Charles Liang, President, Chief Executive Officer and Chairman of the Board	720,000
Howard Hideshima, Chief Financial Officer	152,000
Phidias Chou, Vice President, Worldwide Sales	72,500
Chiu-Chu Liu Liang, Vice President of Operations	60,900
Yih-Shyan Liaw, Vice President, International Sales	78,660
All current officers	1,084,060
All current non-employee directors	86,000
All employees and consultants, including officers who are not executive officers	6,739,563

(1)	All options were granted at an exercise price per share equal to not less than the fair market value on the date of grant.

Non-Employee Director Awards. The administrator may, from time to time, establish awards to be granted on a periodic, nondiscriminatory basis to all members of our Board of Directors who are not employees of the Company or any subsidiary or other affiliate of the Company (“non-employee directors”). Additional awards may be granted to non-employee directors in consideration of service on one or more committees of the Board, service as chairman of one or more committees of the Board, service as chairman or lead director of the Board or the individual’s initial appointment or election to the Board. Non-employee director awards may be granted at the administrator’s discretion in the form of nonstatutory stock options, stock appreciation rights, restricted stock or restricted stock units having such vesting terms as the administrator determines and other terms and conditions substantially similar to those described below under the applicable type of award. Subject to the following limits, the administrator will determine the numbers of shares for which non-employee director awards are granted. A non-employee director may not be granted in any fiscal year awards under the Plan for more than 200,000 shares, except that this limit may be increased by up to an additional 100,000 shares in the fiscal year in which the non-employee director is first appointed or elected to the Board of Directors, by up to an additional 100,000 shares in any fiscal year in which the non-employee director is serving as chairman or lead director of the Board, by up to an additional 100,000 shares in any fiscal year for each committee of the Board on which the non-employee director serves as chair, and by up to an additional 100,000 shares in any fiscal year for each committee of the Board on which the non-employee director serves other than as chair.

Currently, non-employee directors receive nondiscretionary, automatic grants of nonstatutory stock options under the 2006 Plan. A non-employee director is automatically granted an initial option to purchase 18,000 shares upon first becoming a member of the Board. A non-employee director serving as chairperson of the audit committee receives an initial grant of an option to purchase 12,000 shares. Non-employee directors serving as chairperson of the compensation or nominating and corporate governance committee receive an initial grant of an option to purchase 2,000 shares. Each of these initial options vests and becomes exercisable over four years, with the first 25% of the shares subject to each initial option vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter. Immediately after each of our annual meetings of stockholders, each non-employee director is automatically granted an option to purchase 4,500 shares of our common stock, the audit committee chairperson is granted an annual option to purchase 3,000 shares of our common stock and the chairperson of each of the compensation and nominating and corporate governance committees is granted an annual option to purchase 500 shares of our common stock. These options will vest and become exercisable on the first anniversary of the date of grant or immediately prior to our annual meeting of stockholders, if earlier.

Options granted to non-employee directors have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, and will become fully vested if we are subject to a change in control.

Stock Options. The 2006 Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options that are not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are our employees or are employees of our subsidiaries. No employee may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant), in excess of $100,000.

The administrator will select the individuals who are granted options and, consistent with the terms of the 2006 Plan, will prescribe the terms of each option, including the vesting rules for such option. The exercise price of a stock option cannot be less than 100% of our common stock’s fair market value on the date the option is granted, and in the event an employee is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of our common stock’s fair market value on the date the option is granted. The option price may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by means of a net exercise, or in any other form that is consistent with applicable laws, regulations and rules. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years, and in the event an employee is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to such employee cannot exceed five years. Options generally will be nontransferable except in the event of the holder’s death, but the administrator may allow the transfer of nonstatutory stock options through a gift or domestic relations order to the holder’s family members.

Each stock option agreement will set forth the extent to which the holder will have the right to exercise the option following the termination of the holder’s service, and the right to exercise the option of any executors or administrators of the holder’s estate or any person who has acquired such option(s) directly from the holder by bequest or inheritance. A stock option agreement will typically provide that an option will cease to be exercisable upon the earlier of three months following the holder’s termination of service or the expiration date under the terms of the holder’s stock option agreement. Upon death or disability, the option exercise period is extended to the earlier of one year from the holder’s termination of service or the expiration date under the terms of the holder’s stock option agreement.

Stock Appreciation Rights. The administrator also will select the individuals who receive stock appreciation rights under the 2006 Plan. Stock appreciation rights may be granted independently or in tandem with a related stock option. A stock appreciation right entitles the holder to receive a payment of up to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base value for a share of common stock as established by the administrator at the time of grant of the award. The base value may not be less than 100% of our common stock’s fair market value on the date the stock appreciation right is grated. A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the administrator. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. The administrator may grant restricted stock awards under the 2006 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The administrator determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the administrator specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the administrator, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the administrator, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

Restricted Stock Units. The administrator may grant restricted stock units under the 2006 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the company or a subsidiary. The administrator may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the administrator, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the administrator may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.

Performance Awards. The administrator also will select the individuals who are granted performance awards and, consistent with the terms of the 2006 Plan, will establish the terms of each performance award. Performance awards may be granted in the form of either performance shares or performance units. Unless otherwise provided by the administrator in granting a performance award, each performance share shall have an initial monetary value equal to the fair market value of one (1) share of stock on the effective date of grant of the performance share, and each performance unit shall have an initial monetary value established by the administrator at the time of grant. The final value payable to the participant in settlement of a performance award determined on the basis of the applicable performance award formula will depend on the extent to which performance goals established by the administrator are attained within the applicable performance period established by the administrator.

Measurement of Performance Goals. The 2006 Plan sets forth performance measures used in the case of an award intended to qualify as “performance-based compensation” under Section 162(m). To qualify as a “performance-based compensation,” the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance measures, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the administrator in the award: (i) revenue, (ii) sales, (iii) expenses, (iv) operating income, (v) gross margin, (vi) operating margin, (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization, (viii) pre-tax profit, (ix) net operating income, (x) net income, (xi) economic value added, (xii) free cash flow, (xiii) operating cash flow, (xiv) balance of cash, cash equivalents and marketable securities, (xv) stock price, (xvi) earnings per share, (xvii) return on stockholder equity, (xviii) return on capital, (xix) return on assets, (xx) return on investment, (xxi) employee satisfaction, (xxii) employee retention, (xxiii) market share, (xxiv) customer satisfaction, (xxv) product development, (xxvi) research and development expenses, (xxvii) completion of an identified special project, or (xxviii) completion of a joint venture or other corporate transaction.

Cash-Based Awards and Other Stock-Based Awards. The administrator may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the administrator determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the administrator. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The administrator may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the administrator and set forth in the participant’s award agreement.

Deferred Compensation Awards. The 2006 Plan authorizes the administrator to establish a deferred compensation award program. If and when implemented, participants designated by the administrator, who may be limited to directors or members of a select group of management or highly compensated employees, may make an advance election to receive an award of stock units in lieu of director fees or bonuses otherwise payable in cash. The administrator will determine basis on which the number of stock units granted in lieu of cash compensation will be determined. Such awards will be subject to the applicable provisions of the 2006 Plan.

Change in Control. Unless otherwise defined in a participant’s award or other agreement with the Company, the 2006 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2006 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the administrator, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the administrator may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2006 Plan also authorizes the administrator, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the administrator) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

Amendment and Termination. The 2006 Plan will continue in effect until its termination by the administrator, provided that no awards may be granted under the 2006 Plan following January 8, 2016, the tenth anniversary of the 2010 Plan’s effective date. The administrator may amend, suspend or terminate the 2006 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2006 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the 2006 Plan may affect any outstanding award unless expressly provided by the administrator, and, in any event, may not have a materially adverse affect an outstanding award without the consent of the participant unless necessary to comply with applicable law.

Federal Income Tax Aspects of the 2006 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2006 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code

Dividend Equivalents. A participant will recognize taxable income upon the payout of a dividend equivalent.

Section 162(m). Section 162(m) of the Code would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is “performance-based compensation” (as defined in the Code) or is otherwise exempt from Section 162(m), such as under the transition rule described in Proposal 5—Approval of Certain Provisions of 2006 Equity Incentive Plan. The availability of the exemption for awards of performance-based compensation not covered by the transition period rule depends upon obtaining approval of certain material terms of the 2006 Plan by our public stockholders. Provided we obtain the approval of our stockholders of Proposal 6, grants of options and stock appreciation rights, and grants of restricted stock awards, restricted stock units and performance awards conditioned on attainment of one or more performance goals set forth in the 2006 Plan, may qualify as performance-based compensation exempt from Section 162(m).

Section 409A. Certain awards granted under the 2006 Plan may be deemed to constitute deferred compensation within the meaning of Section 409A of the Code and must satisfy the requirements of Section 409A to avoid adverse tax consequences to participants who receive such awards. These requirements include limitations on election timing, acceleration of payments, and distributions. We intend to structure any deferrals and awards under the 2006 Plan to meet the applicable tax law requirements.

Accounting Treatment. Under current accounting rules mandating expensing for all compensatory equity awards, including stock options, the Company recognizes compensation expense for all awards granted under the 2006 Plan. This will result in a direct charge to the Company’s reported earnings.

The Board of Directors Recommends a Vote “FOR” approval of the foregoing Amendment to the Super Micro Computer, Inc. 2006 Equity Incentive Plan.

If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted for the approval of the foregoing amendment to the Super Micro Computer, Inc. 2006 Equity Incentive Plan, as recommended by the Board.

Vote Required

Approval of the foregoing amendment to the Super Micro Computer, Inc. 2006 Equity Incentive Plan requires the affirmative vote of a majority of the shares of Super Micro Computer, Inc. common stock present in person or represented by proxy and entitled to be voted at the meeting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

PROPOSAL 5

APPROVAL OF CERTAIN PROVISIONS OF THE 2006 EQUITY INCENTIVE PLAN

Our stockholders have previously approved 2006 Equity Incentive Plan (the “2006 Plan”), under which employees, officers, directors and consultants may be granted equity-based and cash-based awards. The stockholders now are being asked to approve certain provisions of the 2006 Plan solely for the purpose of preserving our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain awards that may be granted in the future under the 2006 Plan. In a separate proposal, our stockholders are asked to approve an amendment to increase the number of our shares of common stock authorized for issuance under the 2006 Plan. See Proposal 4—Approval of Amendment to 2006 Equity Incentive Plan.

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) limits a corporation’s income tax deduction for compensation paid to certain executive officers who are “covered employees” within the meaning of Section 162(m) to $1,000,000 per person per year unless the compensation qualifies as “performance-based compensation.” In general, for a grant under the 2006 Plan to qualify as “performance-based compensation,” certain material terms of the 2006 Plan must have been approved by our public stockholders in a separate vote. Awards granted under the 2006 Plan during a transition period following our initial public offering and ending on the earlier of the date of a material modification of the 2006 Plan or the 2011 annual meeting are, however, exempt from the deduction disallowance rule of Section 162(m). The availability of the exemption for awards of performance-based compensation therefore depends upon obtaining approval of the 2006 Plan by our public stockholders at the 2011 annual meeting.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to continue to preserve the ability of the Company to deduct in full compensation related to stock options, stock appreciation rights and other performance-based awards granted under the 2006 Plan. Therefore, solely for the purpose of qualifying such compensation as performance-based under Section 162(m), the stockholders are asked to approve the following provisions of the 2006 Plan (the “Section 162(m) Qualifying Provisions”):

•

All employees of the Company and any parent or subsidiary corporation of the Company are eligible to be granted stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards under the 2006 Plan.

•

No participant may receive in any fiscal year under the 2006 Plan equity-based awards intended to qualify as “performance-based” for more than 750,000 shares of our common stock, provided that this limit will be appropriately adjusted for stock splits, stock dividends and similar changes to the Company’s capital structure.

•

No participant may receive in any fiscal year under the 2006 Plan cash-based awards intended to qualify as “performance-based” for more than $250,000 for each full fiscal year contained in the applicable performance period.

•

The vesting of restricted stock, restricted stock units, performance share and performance unit awards and other stock-based awards and cash-based awards intended to qualify as “performance-based” may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance measures, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the administrator in the award: (i) revenue, (ii) sales, (iii) expenses, (iv) operating income, (v) gross margin, (vi) operating margin, (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization, (viii) pre-tax profit, (ix) net operating income, (x) net income, (xi) economic value added, (xii) free cash flow, (xiii) operating cash flow, (xiv) balance of cash, cash equivalents and marketable securities, (xv) stock price, (xvi) earnings per share, (xvii) return on stockholder equity, (xviii) return on capital, (xix) return on assets, (xx) return on investment, (xxi) employee satisfaction, (xxii) employee retention, (xxiii) market share, (xxiv) customer satisfaction, (xxv) product development, (xxvi) research and development expenses, (xxvii) completion of an identified special project, or (xxviii) completion of a joint venture or other corporate transaction.

While we believe that compensation provided by such awards under the 2006 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based.

Summary of the 2006 Plan

For a summary of material terms of the 2006 Plan, please see Proposal 4—Approval of Amendment to 2006 Equity Incentive Plan. The summary of the 2006 Plan is qualified in its entirety by the specific language of the 2006 Plan, a copy of which is available to any stockholder upon request or may be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

Federal Income Tax Aspects of the 2006 Plan

For a summary of the U.S. federal income tax consequences of participation in the 2006 Plan, please see Proposal 4—Approval of Amendment to 2006 Equity Incentive Plan.

The Board of Directors Recommends a Vote “FOR” approval of the foregoing Approval of Certain Provisions of 2006 Equity Incentive Plan.

If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted for the approval of the foregoing Approval of Certain Provisions of 2006 Equity Incentive Plan, as recommended by the Board.

Vote Required

Approval of the foregoing Approval of Certain Provisions of 2006 Equity Incentive Plan requires the affirmative vote of a majority of the shares of Super Micro Computer, Inc. common stock present in person or represented by proxy and entitled to be voted at the meeting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

PROPOSAL 6

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

While we are not required to do so, we are submitting the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2011, for ratification in order to ascertain the views of our stockholders on this appointment. If the appointment is not ratified, the Audit Committee may reconsider its selection. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate audit fees billed to us by our independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), and fees paid to Deloitte for services in the fee categories indicated below during the fiscal years 2010 and 2009. The Audit Committee has considered the scope and fee arrangements for all services provided by Deloitte, taking into account whether the provision of non-audit services is compatible with maintaining Deloitte’s independence, and has pre-approved 100% of the services described below.

	Fiscal Year Ended 6/30/10	Fiscal Year Ended 6/30/09
Audit Fees(1)	$1,063,000	$1,098,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,063,000	$1,098,000

(1)	Audit fees consist of the aggregate fees for professional services rendered for the audit of our fiscal 2010 and 2009 consolidated financial statements and review of interim consolidated financial statements.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy on approval of services performed by the independent registered public accounting firm is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm during the fiscal year. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the firm’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2011. PROXIES WILL BE VOTED FOR RATIFYING THIS APPOINTMENT UNLESS OTHERWISE SPECIFIED.

AUDIT COMMITTEE REPORT

Review of Audited Financial Statements

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended June 30, 2010 with both our management and our independent registered public accounting firm. The Audit Committee has discussed with Deloitte & Touche LLP the matters required by PCAOB Interim Auditing Standard AU Section 380, Communication with Audit Committees. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has received from Deloitte & Touche LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Deloitte & Touche LLP their independence. The Audit Committee has also received written material addressing Deloitte & Touche LLP’s internal quality control procedures and other matters, as required by applicable Nasdaq listing standards. The Audit Committee has considered the effect of non-audit fees on the independence of Deloitte & Touche LLP and has concluded that such non-audit services are compatible with the independence of Deloitte & Touche LLP.

Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

This report has been furnished by the members of the Audit Committee.

Edward J. Hayes, Jr., Chair

Hwei-Ming (Fred) Tsai

Gregory K. Hinckley

ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K

Our 2010 Annual Report to Stockholders, including financial statements for the year ended June 30, 2010, accompanies, or has been mailed to you immediately prior to, this proxy statement. The Annual Report on Form 10-K and Proxy Statement are also available on our website at http://ir.supermicro.com/financials.cfm.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Although we do not household for our registered stockholders, some brokers household Supermicro proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, stockholders should write to Investor Relations, Super Micro Computer, Inc., 980 Rock Avenue, San Jose, CA 95131, or call (408) 503-8000.

STOCKHOLDER PROPOSALS FOR 2011 MEETING

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the 2011 annual meeting of stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Corporate Secretary of the Company on or before September 20, 2011. Stockholder proposals to be presented at the 2011 annual meeting of stockholders which are not to be included in the Company’s proxy materials must be received by the Company by September 20, 2011, in accordance with the procedures in the Company’s bylaws.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of Supermicro.

/s/ Yih-Shyan (Wally) Liaw
Yih-Shyan (Wally) Liaw
Secretary

Appendix A

SUPER MICRO COMPUTER, INC.

2006 Equity Incentive Plan

A-i

(continued)

A-ii

(continued)

A-iii

SUPER MICRO COMPUTER, INC.

2006 Equity Incentive Plan

(As Amended Through January 7, 2011)

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Super Micro Computer, Inc. 2006 Equity Incentive Plan (the “Plan”) is hereby established effective as of January 8, 2007, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based and Other Stock-Based Awards and Nonemployee Director Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.	DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award, Other Stock-Based Award or Nonemployee Director Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 12.

(f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j) “Company” means Super Micro Computer, Inc., a Delaware corporation, or any successor corporation thereto.

(k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(l) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(m) “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(u) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(v) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(x) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock upon the exercise of an Option determined in accordance with the following formula:

N = X(A-B)/A, where

“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;

“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and

“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(y) “Nonemployee Director” means a Director who is not an Employee.

(z) “Nonemployee Director Award” means a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 13 of the Plan.

(aa) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(bb) “Officer” means any person designated by the Board as an officer of the Company.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6 or Section 13.

(dd) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 12.

(ee) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg) “Participant” means any eligible person who has been granted one or more Awards.

(hh) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ii) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(jj) “Performance Award” means an Award of Performance Shares or Performance Units.

(kk) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(mm) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(pp) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(qq) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(rr) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 or Section 13.

(ss) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 or Section 13.

(tt) “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9, Section 11 or Section 13 to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.

(uu) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(vv) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 or Section 13 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(ww) “Section 162(m)” means Section 162(m) of the Code.

(xx) “Section 409A” means Section 409A of the Code.

(yy) “Section 409A Deferred Compensation” means compensation provided pursuant to the Plan that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.

(zz) “Securities Act” means the Securities Act of 1933, as amended.

(aaa) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(bbb) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ccc) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(ddd) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(eee) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.4) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to ten million, sixty-seven thousand, five hundred and seventy-five (10,067,575) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased on July 1, 2007 and on each subsequent July 1 through and including July 1, 2016, by a number of shares (the “Annual Increase”) equal to the smaller of (i) three percent (3%) of the number of shares of Stock issued and outstanding on the immediately preceding June 30 or (ii)  an amount determined by the Board.

4.3 Share Accounting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code and related guidance issued by the U.S. Treasury Department.

5.	ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards, other than Deferred Compensation Awards or Nonemployee Director Awards, may be granted only to Employees and Consultants. Deferred Compensation Awards may be granted only to Officers, Directors and individuals who are among a select group of management or highly compensated Employees. Nonemployee Director Awards may be granted only to persons who, at the time of grant, are Nonemployee Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Award Limitations.

(a) Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed eight million (8,000,000), cumulatively increased on July 1, 2007 and on each subsequent July 1, through and including July 1, 2016, by a number of shares equal to the smaller of the Annual Increase determined under Section 4.2 or six hundred sixty-six thousand (666,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

(ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service as an Employee of an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b) Nonemployee Director Award Limits. Subject to adjustment as provided in Section 4.4, no Nonemployee Director may be granted within any fiscal year of the Company one or more Nonemployee Director Awards for more than two hundred thousand (200,000) shares; provided, however, that the foregoing annual limit shall be increased by one or more of the following additions, as applicable: (i) an additional one hundred thousand (100,000) shares in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director, (ii) an additional one hundred thousand (100,000) shares in any fiscal year in which the Nonemployee Director is serving as the Chairman or Lead Director of the Board, (iii) an additional one hundred thousand (100,000) shares in any fiscal year for each committee of the Board on which the Nonemployee Director is then serving other than as chairman of the committee, and (iv) an additional one hundred thousand (100,000) shares in any fiscal year for each committee of the Board on which the Nonemployee Director is then serving as chairman of the committee.

(c) Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than seven hundred and fifty thousand (750,000) shares or, if applicable, which could result in such Employee receiving more than two hundred and fifty thousand dollars ($250,000) for each full fiscal year of the Company contained in the Performance Period for such Award.

6.	STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law or Insider Trading Policy. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 16 below or a sale of shares pursuant to a Cashless Exercise of the Option would violate the provisions of the Insider Trading Policy, the Option shall remain exercisable until thirty (30) days after the date such exercise or sale, as the case may be, would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

7.	STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.	RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically shall be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy, but in any event on or before the later of the last day of the calendar year of, or the 15th day of the third calendar month following, the original settlement date.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.	PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) employee satisfaction;

(xxii) employee retention;

(xxiii) market share;

(xxiv) customer satisfaction;

(xxv) product development;

(xxvi) research and development expenses;

(xxvii) completion of an identified special project; and

(xxviii) completion of a joint venture or other corporate transaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 19.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights` with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.	DEFERRED COMPENSATION AWARDS.

11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.

(a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalent Rights shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.

(b) Settlement of Deferred Compensation Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award in compliance with the requirements of Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

12.	CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

12.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

12.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

12.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

12.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.

12.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.

12.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.

13.	NONEMPLOYEE DIRECTOR AWARDS.

From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee Director’s service as Chairman or Lead Director of the Board, (c) a Nonemployee Director’s service as the chairman of a committee of the Board, and (d) a Nonemployee Director’s service other than as the chairman of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.3(b) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.

14.	STANDARD FORMS OF AWARD AGREEMENT.

14.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

14.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

15.	CHANGE IN CONTROL.

15.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

15.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 15.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

15.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 15.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 15.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.

16.	COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

17.	TAX WITHHOLDING.

17.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the

Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

18.	AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19.	COMPLIANCE WITH SECTION 409A.

19.1 Awards Subject to Section 409A. The provisions of this Section 19 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a) Any Nonstatutory Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

(b) Each Deferred Compensation Award.

(c) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award if either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

19.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 19.3.

19.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 19.4(b), 19.4(c) or 19.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution pursuant to Section 19.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

19.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a) Separation from service (as determined by the Secretary of the United States Treasury);

(b) The date the Participant becomes Disabled (as defined below);

(c) Death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 19.2 and/or 19.3, as applicable;

(e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f) The occurrence of an Unforeseeable Emergency (as defined by applicable U.S. Treasury Regulations promulgated pursuant to Section 409A).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) of the Company, no distribution pursuant to Section 19.4(a) in settlement of an Award subject to Section 409A may be made before the date (the “Delayed Payment Date”) which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

19.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

19.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

19.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

19.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award Subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

20.	MISCELLANEOUS PROVISIONS.

20.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

20.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

20.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

20.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

20.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

20.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

20.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

20.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

20.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

20.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

20.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

20.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Super Micro Computer, Inc. 2006 Equity Incentive Plan as amended and restated by the Board through January 7, 2011.

/s/ YIH-SHYAN (WALLY) LIAW
Yih-Shyan (Wally) Liaw Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/smci Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

88268

▼ FOLD AND DETACH HERE ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, “FOR” ITEMS 2, 4, 5 AND 6 AND A VOTE FOR SHAREHOLDER APPROVAL EVERY 3 YEARS ON ITEM 3.	Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS				FOR	AGAINST	ABSTAIN
Nominees:				2.	Proposal to approve the advisory (non-binding) resolution relating to executive compensation		☐	☐	☐
01 Charles Liang	☐	☐	☐
02 Sherman Tuan

Management recommends a vote for Shareholder approval every 3 years.

						1 year	2 years	3 years	Abstain
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)				3.	Executive Compensation Frequency Shareholder Vote	☐	☐	☐	☐

							FOR	AGAINST	ABSTAIN

*Exceptions				4.	Approval of amendment to the 2006 Equity Incentive Plan		☐	☐	☐

				5.	Approval of certain provisions of the 2006 Equity Incentive Plan		☐	☐	☐

				6.	Ratification of appointment of independent registered public accounting firm		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

								Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Super Micro Computer, Inc. account online.

Access your Super Micro Computer, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Super Micro Computer, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://ir.supermicro.com/financials.cfm

▼ FOLD AND DETACH HERE ▼

PROXY

SUPER MICRO COMPUTER, INC.

Fiscal Year 2010 Meeting of Stockholders – February 8, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Charles Liang, Howard Hideshima and Robert Aeschiman, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Super Micro Computer, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Fiscal Year 2010 Meeting of Stockholders of the company to be held on February 8, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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